UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Filing (Date of Report and Earliest Event Reported): June 21, 2007 (April 26, 2007)

CTS CORPORATION RETIREMENT SAVINGS PLAN
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

   Registrant’s Telephone Number, Including Area Code:          (574) 523-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01             Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

(i)
On April 26, 2007, McGladrey & Pullen LLP ("McGladrey & Pullen"), the Plan’s independent registered public accounting firm for the plan year ended December 31, 2005, notified the CTS Corporation Benefit Plan Administration Committee, that McGladrey & Pullen's independence was impaired for the plan year ended December 31, 2006 because of its provision of tax services to a person in a financial reporting oversight role at CTS Corporation.  As a result, McGladrey & Pullen declined to stand for re-appointment as the Plan's independent registered public accounting firm for the December 31, 2006 plan year.

(ii)
The reports of  McGladrey & Pullen on the Plan's financial statements for the year ended December 31, 2005 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)
During the years ended December 31, 2005 and December 31, 2006 and through June 21, 2007, there have been no disagreements with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen would have caused McGladrey & Pullen to make reference thereto in its report on the Plan's financial statements.

(iv)	During the years ended December 31, 2005 and December 31, 2006 through June 21, 2007, there have been no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

(v)
The Plan has requested that McGladrey & Pullen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter will be filed as an amendment to this Form 8-K.

(b)  New Independent Registered Public Accounting Firm

The CTS Corporation Benefit Plan Administration Committee appointed  BKD, LLP as the Plan's new independent registered public accounting firm as of June 13, 2007.  During the two most recent fiscal years and through June 21, 2007  the Plan has not consulted with BKD, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and BKD, LLP did not provide a written report or oral advice to the Plan which BKD, LLP concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION RETIREMENT SAVINGS PLAN

                                         /s/ James L. Cummins
  By:  James L. Cummins
          CTS Corporation Benefit Plan Administration
          Committee Chairman

Date:  June 21, 2007